================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         Potters Financial Corporation
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                          POTTERS FINANCIAL CORPORATION
                                  519 BROADWAY
                           EAST LIVERPOOL, OHIO 43920
                                 (330) 385-0770


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


         Notice is hereby given that the 2000 Annual Meeting of the Shareholders of Potters Financial Corporation ("PFC") will be held at the East Liverpool High School Alumni Association Clock Tower and Museum, 216 East Fourth Street, East Liverpool, Ohio, on April 27, 2000, at 10:00 a.m. (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     1.   To re-elect three directors of PFC for terms expiring in 2002;

     2. To ratify the selection of Crowe, Chizek and Company LLP as the auditors of PFC for the current fiscal year; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only shareholders of PFC of record at the close of business on March 10, 2000, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. The giving of a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting.



                                             By Order of the Board of Directors





East Liverpool, Ohio                         Anne S. Myers, Secretary
March 24, 2000

                          POTTERS FINANCIAL CORPORATION
                                  519 BROADWAY
                           EAST LIVERPOOL, OHIO 43920
                                 (330) 385-0770

                                 PROXY STATEMENT

                                     PROXIES

         The enclosed proxy (the "Proxy") is being solicited by the Board of Directors of Potters Financial Corporation, an Ohio corporation ("PFC"), for use at the 2000 Annual Meeting of Shareholders of PFC to be held at the East Liverpool High School Alumni Association Clock Tower and Museum, 216 East Fourth Street, East Liverpool, Ohio, on April 27, 2000, at 10:00 a.m. (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by a shareholder through the execution of a later dated proxy which is received by PFC before the Proxy is exercised or by giving notice of revocation to PFC in writing or in open meeting before the Proxy is exercised. Any such later dated Proxy or written notice of revocation shall be delivered to Potters Financial Corporation, 519 Broadway, East Liverpool, Ohio 43920, Attention: Anne S. Myers, Secretary. Attendance at the Annual Meeting, will not, of itself, revoke a Proxy.

         Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

         FOR the election of Arthur T. Doak, Timothy M. O'Hara and Peter D. Visnic as directors of PFC for terms expiring in 2002; and

         FOR the ratification of the selection of Crowe, Chizek and Company LLP ("Crowe Chizek") as the auditors of PFC for the current fiscal year.

         The cost of soliciting Proxies will be assumed by PFC. Proxies may be solicited by the directors, officers and other employees of PFC and Potters Bank, the wholly owned subsidiary of PFC, in person or by telephone, telecopy, telegraph or mail only for use at the Annual Meeting. Proxies solicited in connection with the Annual Meeting will not be used for any other meeting.

         Only shareholders of record as of the close of business on March 10, 2000 (the "Voting Record Date"), are entitled to vote at the Annual Meeting and will be entitled to cast one vote for each common share owned. PFC's records disclose that, as of the Voting Record Date, there were 961,793 common shares of PFC outstanding and entitled to be cast at the Annual Meeting.

         This Proxy Statement is first being mailed to shareholders of PFC on or about March 24, 2000.

                                  VOTE REQUIRED

ELECTION OF DIRECTORS

         Under Ohio law and PFC's Code of Regulations (the "Regulations"), the three nominees receiving the greatest number of votes will be elected as directors. Shareholders may not cumulate votes in the election of directors. Each shareholder will be entitled to cast one vote for each share owned. Shares as to which the authority to vote is withheld and shares held by a nominee for a beneficial owner that are represented in person or by proxy at the Annual Meeting but not voted with respect to the election of directors ("Non-votes") are not counted toward the election of directors or toward the election of the individual nominees specified in the enclosed Proxy. If the enclosed Proxy is signed and dated by the shareholder but no vote is specified thereon, the shares held by such shareholder will be voted FOR the reelection of the three nominees.

RATIFICATION OF SELECTION OF AUDITORS

         The affirmative vote of the holders of a majority of the shares of PFC represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Crowe Chizek as the auditors of PFC for the current fiscal year. The effect of an abstention or Non-vote is the same as a vote against the approval of such ratification. If, however, a shareholder has signed and dated a proxy in the form of the enclosed Proxy but no vote is specified thereon, the shares held by such shareholder will be voted FOR the ratification of the selection of Crowe Chizek as auditors.

                   VOTING SECURITIES AND OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the only persons known to PFC to own beneficially more than five percent of the outstanding common shares of PFC as of March 10, 2000:

                                                  Amount and Nature of                      Percent of
Name and Address                                  Beneficial Ownership                  Shares Outstanding
----------------                                  --------------------                  ------------------
Jeffrey L. Gendell and                                  85,920(1)                              8.93%
Tontine Management, L.L.C.
200 Park Avenue, Suite 3900
New York, NY 10166

Wm. Gaylord Billingsley                                 57,479(2)                              5.97%
P.O. Box  2108
1110 Dairy Lane
East Liverpool, OH 43920

Towle & Co.                                             51,260(3)                              5.33%
12855 Flushing Meadow Drive
St. Louis, MO  63131

---------------------------------------

(1) As reported in a Schedule 13D filed by Mr. Gendell, consists of 55,220 shares over which Mr. Gendell has sole voting and dispositive power and 30,700 shares with respect to which Mr. Gendell has shared voting and dispositive power.

(2) Consists of 55,279 shares with respect to which Mr. Billingsley has sole voting and dispositive power and 2,200 shares owned by Mr.
      Billingsley's wife.

(Footnotes continued on next page)

(3) Consists of 20,680 shares with respect to which Towle & Co. has sole voting and dispositive power and 30,580 shares with respect to which Towle & Co. has shared dispositive power.

         The following table sets forth certain information with respect to the number of common shares of PFC beneficially owned by each director of PFC and by all directors and executive officers of PFC as a group as of March 10, 2000:

                                                  Amount and Nature of                      Percent of
Name and Address(1)                              Beneficial Ownership(2)                Shares Outstanding
-------------------                              -----------------------                ------------------

Edward L. Baumgardner                                      23,920(3)                           2.45%
Arthur  T. Doak                                            24,140(4)                           2.48%
Suzanne B. Fitzgerald                                       4,461(5)                           0.46%
William L. Miller                                          36,359(6)                           3.74%
Timothy M. O'Hara                                          18,759(6)                           1.93%
James R. Platte                                               440(7)                           0.05%
Peter D. Visnic                                            32,012(8)                           3.32%
All directors and executive officers
 as a group (10 persons)                                  173,751(9)                          16.85%
------------------------------------

(1) Each of the persons listed in this table may be contacted at the address of PFC, 519 Broadway, East Liverpool, Ohio 43920.

(2) Each person has sole voting power and sole dispositive power unless otherwise indicated. Each director's number of shares, except Mr. Baumgardner's and Mr. Platte's, includes 880 shares awarded but not yet earned under the Potters Savings and Loan Company's Recognition and Retention Plan (the "RRP"), with respect to which the director has voting power but not dispositive power. Mr. Baumgardner's unearned RRP shares total 2,640.

(3) Includes 15,550 shares that may be acquired pursuant to options granted under The Potters Savings and Loan Company Stock Option Plan (the "Potters Plan"); 2,428 shares with respect to which Mr. Baumgardner has sole investment power as a participant in Potters Bank's 401(k) Retirement Savings Plan (the "401(k) Plan"), 992 shares allocated under Potters Financial Corporation's Employee Stock Ownership Plan (the "ESOP"), with respect to which Mr. Baumgardner has sole voting but not dispositive power; and 1,100 shares owned by Mr. Baumgardner's wife.

(4) Includes 11,391 shares that may be acquired pursuant to options granted under the Potters Plan; 981 shares not yet awarded under the RRP, with respect to which Mr. Doak, as co-trustee of the RRP, has shared voting power; and 8,800 shares with respect to which Mr. Doak has shared voting and dispositive power with his wife.

(5) Includes 1,500 shares that may be acquired pursuant to options granted under the Potters Plan and 981 shares not yet awarded under the RRP, with respect to which Ms. Fitzgerald, as co-trustee of the RRP, has shared voting power.

(6) Includes 11,391 shares that may be acquired pursuant to options granted under the Potters Plan.

(7) Consists of shared voting and dispositive power with respect to all shares held with his wife.

(8) Includes 1,500 shares that may be acquired pursuant to options granted under the Potters Plan.

(Footnotes continued on next page)

(9) Includes 70,926 shares that may be acquired pursuant to options granted under the Potters Plan; 3,325 shares allocated to the ESOP accounts of officers, with respect to which such officers have sole voting power; and 4,787 shares held in the 401(k) Plan, with respect to which four officers have sole dispositive power as participants.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         The Regulations provide for a Board of Directors consisting of seven persons. Each of the directors of PFC is also a director of Potters Bank.

         In accordance with Section 2.03 of the Regulations, nominees for election as directors may be proposed only by directors or by any shareholder entitled to vote for the election of directors if such shareholder has submitted a written notice of a proposed nomination to the Secretary of PFC by the close of business on the fourteenth calendar day preceding the annual meeting of shareholders. Each such written notice of a proposed director nominee must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of PFC owned either beneficially and/or of record by each such nominee and the length of time such shares have been so owned.

         On December 17, 1999, Mr. Wm. Gaylord Billingsley retired as a director of Potters Bank after twenty-seven years of service and as a director of PFC after five years of service. Upon Mr. Billingsley's retirement, the Board of PFC and the Board of Potters Bank filled the vacancy by appointing Mr. James R. Platte to the Board for the remainder of the unexpired term pursuant to Ohio law. It is contemplated that Mr. Platte will stand for reelection in 2001.

         The Board of Directors proposes the re-election of the following persons to serve until the Annual Meeting of Shareholders in 2002 and until their successors are duly elected or until their earlier resignation, removal from office or death:

                                                                  Director        Director of
                                                                  of PFC          Potters Bank
Name                           Age        Position(s)Held         Since(1)        Since
----                           ---        ---------------         -----           -----
Arthur T. Doak                   51       Director                1995            1990
Timothy M. O'Hara                50       Director                1995            1988
Peter D. Visnic                  53       Director                1995            1992

----------------------

(1) Messrs. Doak, O'Hara and Visnic became directors of PFC in connection with the 1996 reorganization of Potters Bank into a wholly owned subsidiary of PFC and the cancellation of Potters Bank common shares in exchange for PFC common shares (the "Reorganization").

         The following directors will continue to serve as directors after the Annual Meeting for the terms indicated:


                                                                  Director        Director of
                                                                  of PFC          Potters Bank     Term
Name                           Age        Position Held           Since           Since            Expires
----                           ---        -------------           -----           -----            -------
William L. Miller              59         Chairman of the         1995(1)         1982             2001
                                          Board & Director
Edward L. Baumgardner          56         Chief Executive         1995(1)         1995             2001
                                          Officer, President
                                          & Director
Suzanne B. Fitzgerald          61         Director                1997            1997             2001

James R. Platte                54         Director                2000            2000             2001

--------------------

(1)      Messrs. Miller and Baumgardner became directors of PFC in connection with the Reorganization.

         MR. DOAK has been President of The Milligan Hardware & Supply Company in East Liverpool since 1985.

         MR. O'HARA has been the Vice President of Operations of W.C. Bunting Co., Inc., a supplier of decorative pottery in East Liverpool, since 1975.

         MR. VISNIC has been the Vice President, the Licensed Administrator and a director of MVP Enterprises, Inc. since 1983. From 1977 through 1992, Mr. Visnic was a partner in Crable, Miller & Visnic, the predecessor of Miller & Stacey.

         MR. MILLER has served as the Chairman of the Board of Potters Bank since September 1991. Since 1983, Mr. Miller has been the President and Chairman of the Board of MVP Enterprises, Inc., a nursing home provider in East Liverpool. In addition, Mr. Miller has been a partner in Miller & Stacey, an independent public accounting firm, since 1977.

         MR. BAUMGARDNER has been the Chief Executive Officer, the President and a Director of Potters Bank since February 1995 and of PFC since the Reorganization. From August 1984 to October 1992, Mr. Baumgardner was the President of Citizens Loan & Building Company of Lima, Ohio ("Citizens"). After Citizens merged into American Community Bank, N.A. ("AmeriCom"), Mr. Baumgardner served as the President of AmeriCom, from November 1992 to January 1995.

         MS. FITZGERALD has served as Dean of the East Liverpool Campus of Kent State University since 1987. Prior to 1987, Ms. Fitzgerald, a registered nurse, served three years as Director of the Nursing Program at that Campus.

         MR. PLATTE has been the Vice President of Manufacturing at The Hall China Company, a manufacturer of ceramic hotel cookingware in East Liverpool, for nineteen years.

MEETINGS OF DIRECTORS

         The Board of Directors of PFC met 14 times for regularly scheduled and special meetings during the fiscal year ended December 31, 1999. No director attended fewer than 75% of the aggregate of such meetings and all meetings of the committees of which such director was a member.

         Each director of PFC is also a director of Potters Bank. The Board of Directors of Potters Bank met 13 times for regularly scheduled and special meetings during the fiscal year ended December 31, 1999, and took action in writing without a meeting once. No director attended fewer than 75% of the aggregate of such meetings and all meetings of the committees of which such director was a member.

COMMITTEES OF DIRECTORS

         The Board of Directors of PFC has an Audit Committee, an ESOP Committee and a Stock Option Committee. PFC's Board of Directors has no nominating committee or compensation committee.

         The Audit Committee consists of Messrs. Visnic and O'Hara and Ms. Fitzgerald and is responsible for reviewing PFC's financial statements. The Audit Committee of PFC held one meeting during 1999.

         The ESOP Committee administers the ESOP and presently is comprised of Mr. Doak and Ms. Fitzgerald. There was one meeting of the ESOP Committee held during the fiscal year ended December 31, 1999.

         The Stock Option Committee is responsible for administering stock option plans, including interpreting the plans and awarding options pursuant to their terms. Its members are Messrs. Miller, Doak and O'Hara. The Stock Option Committee met one time during 1999.

         The Compensation and Benefits Committee of Potters Bank is responsible for administering salaries and benefits for Potters Bank employees. Its members are Messrs. Visnic and Doak. There was one meeting of the Compensation and Benefits Committee during 1999.

                               EXECUTIVE OFFICERS

         In addition to Mr. Baumgardner, the following persons are executive officers of PFC and/or Potters Bank and hold the designated positions:

Name                                Age                       Position(s) Held
----                                ---                       ----------------

Anne S. Myers                        47              Senior Vice President, Secretary and Chief
                                                     Operating/Financial Officer of PFC and
                                                     Potters Bank

Albert E. Sampson                    55              Senior Vice President of PFC and Senior Vice President
                                                     and Chief Lending Officer of Potters Bank

Stephen A. Beadnell                  37              Vice President, Treasurer, Controller and Internal
                                                     Auditor of Potters Bank

         Ms. Myers has served as Vice President and Chief Operating Officer of Potters Bank since July 1992, and was named Secretary in October 1996, Chief Financial Officer in March 1997 and Senior Vice President in April 1998. Ms. Myers became Vice President and Chief Operating Officer of PFC in connection with the Reorganization, and was named Chief Financial Officer in March 1997 and Senior Vice President in April 1999.

         Mr. Sampson became Vice President and Chief Lending Officer of Potters Bank in July 1996 and was named Senior Vice President in April 1998. Mr. Sampson has been a Vice President of PFC since July 1996 and was named Senior Vice President in April 1999. From 1992 through July 1996, Mr. Sampson served as Vice President of Lending of Home Federal Bank in Hamilton, Ohio.

         Mr. Beadnell has served as Internal Auditor of Potters Bank since April 1992. Mr. Beadnell became Controller in September 1996. In May 1998, Mr. Beadnell was named Vice President and Treasurer of Potters Bank.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION

         PFC does not pay fees to directors. Each non-employee director of Potters Bank receives a fee of $4,000 per year for service as a director of Potters Bank and an additional $325 for each meeting of the full Board of Directors and $175 for each committee meeting attended by the director. The Chairman of the Board receives an annual fee of $8,000 and an additional $650 for each meeting of the full Board of Directors attended but receives no fees for his attendance at committee meetings.

EXECUTIVE COMPENSATION

         The following table presents certain information regarding compensation received by Edward L. Baumgardner, the President and Chief Executive Officer of PFC and Potters Bank, for the fiscal year ended December 31, 1999. Mr. Baumgardner received the compensation included in the following table from Potters Bank and received no compensation from PFC. No other executive officer of Potters Bank or PFC earned salary and bonus in excess of $100,000 during the year ended December 31, 1999.

                                                 Summary Compensation Table
                                                 --------------------------

----------------------------------------------------------------------------------------------------------------

                                                   Annual Compensation(1)            Awards       All Other
                                                                                               Compensation
----------------------------------------------------------------------------------------------------------------

                                                                                   Restricted
Name and Principal                                                                    Stock
Position                            Year         Salary($)         Bonus($)         Awards($)
----------------------------------------------------------------------------------------------------------------

   Edward L. Baumgardner            1999         $122,000         $   9,400              --          $    3,660(3)
   President, Chief                 1998         $118,000         $   8,950         $  45,000(2)     $   11,179(4)
   Executive Officer                1997         $113,000         $  17,050              --          $   16,870(4)


-------------------

(1) Amounts reported do not include amounts attributable to perquisites received. The cost of such benefits was less than 10% of Mr. Baumgardner's salary and bonus.

(2) Mr. Baumgardner was awarded 3,300 (as adjusted to give effect to a 10% stock dividend effective in March 1999) common shares of PFC under the RRP on August 1, 1998. One-fifth of such shares are earned and distributed from the RRP trust on each of the first five anniversaries of the date the shares are awarded. The figure represents the dollar value of such awarded shares based on the $13.6363 (as adjusted) closing sales price per share reported by The Nasdaq Stock Market for the shares of PFC on August 1, 1998. The aggregate fair market value of the 3,300 shares at December 31, 1999, was $39,188, based upon the $11.875 closing sales price reported by The Nasdaq Stock Market. Dividends are paid on all awarded shares at the same rate as they are paid to all shareholders, and the dividends are earned and distributed from the RRP trust as the awarded shares are earned and distributed.

(Footnotes continued on next page)

(3) Consists of the matching portion only of Potters Bank's contribution to Mr. Baumgardner's 401(k) Plan account. The additional discretionary portion of Potters Bank's contribution to Mr. Baumgardner's 401(k) Plan account and the allocation to Mr. Baumgardner's ESOP account are not yet available.

(4) Consists of Potters Bank's contribution to Mr. Baumgardner's 401(k) Plan account in the amounts of $7,088 in 1998 and $9,972 in 1997 and the $4,091 and $6,898 aggregate values in 1998 and 1997 at the dates of allocation to Mr. Baumgardner's account pursuant to the ESOP.

STOCK OPTION PLANS

         Shareholders approved two stock option plans, the first at its 1994 Annual Meeting of Shareholders and the second at its 1998 Annual Meeting of Shareholders. Under the plan approved in 1994, 116,380 shares (as adjusted to give effect to a stock split in the form of a stock dividend effective in December 1997 and a 10% stock dividend effective in March 1999) have been reserved for issuance upon the exercise of options to be granted to directors, officers and other key employees. Options to purchase 116,288 shares have been granted under that plan, and options to purchase 51,027 of such shares are currently unexercised. Pursuant to the plan approved in 1998, 53,702 shares have been reserved for issuance. Options totaling 30,000 shares were granted during 1999 and remained unexercised at December 31, 1999. In total, 23,794 shares remain available for grants.

         Both plans are administered by the Stock Option Committee of the Board of Directors of PFC. Under both plans, the Stock Option Committee may grant options to officers and key employees at such times as it deems most beneficial to PFC and Potters Bank based upon the officer's or key employee's responsibility, tenure and future potential to PFC and Potters Bank. While the plan adopted in 1998 also provides for discretionary awards to directors, the Potters Plan provides for automatic grants to directors which were effective at the time of the conversion of Potters Bank from the mutual form of ownership to the stock form of ownership (the "Conversion") or will become effective upon a new director becoming a member of the Board of Directors.

         Stock options totaling 4,000 shares were granted to Mr. Baumgardner during 1999. The following table sets forth information regarding the option to purchase PFC common shares granted to Mr. Baumgardner during fiscal year 1999. The option, which is intended to qualify, in part, as an incentive option under the Internal Revenue Code of 1986, has a term of ten years and is immediately exercisable in full.

                                          Aggregated Option/SAR Grants in Last Fiscal Year

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                              Potential Realizable
                                                                                                            Value at Assumed Annual
                                                                                                              Rates of Stock Price
                                                                                                                Appreciation for
                                                                                                                   Option Term
-----------------------------------------------------------------------------------------------------------------------------------
                              Number of                   % of Total
                              Securities           Options/SARs Granted        Exercise or
                              Underlying                to Employees            Base Price     Expiration
Name                    Options/SARs Granted(#)         in Fiscal Year           ($/share)          Date       5%($)        10%($)
-----------------------------------------------------------------------------------------------------------------------------------


Edward L. Baumgardner            4,000                       19.0%               $13.0625        3/25/09      $85,110      $135,523

         The following table sets forth information regarding the number and value of unexercised options held by Mr. Baumgardner at December 31, 1999. No stock appreciation rights have been granted under the Stock Option Plan.

                  Aggregated Option/SAR Exercises in Last Fiscal Year and at 12/31/99       Option/SAR Values
-----------------------------------------------------------------------------------------------------------------------------------

                                                                  Number of                 Value of
                                                                  Securities Underlying     In-the-Money
                                                                  Options/SARs at           Options/SARs at
                                                                  12/31/99(#)               12/31/99($)(2)

                          Shares Acquired       Value             Exercisable/              Exercisable/
Name                      on Exercise(#)        Realized ($)(1)   Unexercisable             Unexercisable
----------------------------------------------------------------------------------------------------------------------------


Edward L. Baumgardner           -0-               -0-               15,550/-0-             $49,261/-0-


----------------------------

(1) The figure represents the value of shares received upon the exercise of options and is determined by multiplying the number of shares exercised by the difference between the exercise price and the fair market value on the date of exercise.

(2) An option is "in-the-money" if the fair market value of the underlying stock exceeds the exercise price of the option. The figure represents the value of 11,550 of such options determined by multiplying the number of shares subject to the option by the difference between the $7.61 exercise price and the fair market value of the common shares subject to the option, which was $11.875 per share on December 31, 1999, based upon the closing sales price reported by The Nasdaq Stock Market. Options to purchase 4,000 shares at an exercise price of $13.0625 were not "in-the-money".

RECOGNITION AND RETENTION PLAN

         Shareholders approved the RRP at the 1994 Annual Meeting of Shareholders of Potters Bank. In connection with the Conversion, 34,914 (as adjusted to give effect to a stock split in the form of a stock dividend effective in December 1997 and a 10% stock dividend effective in March 1999) common shares were purchased by the RRP trust with funds contributed by Potters Bank, and 43,965 (as adjusted) common shares were awarded under the RRP to directors and executive officers. Since such awards were made, 22,053 common shares have been earned and distributed to participants and 10,032 common shares have been forfeited by the termination of employment of participants.

         The RRP is administered by the RRP Committee of the Board of Directors, which determines awards of common shares to be made under the RRP. The common shares awarded under the RRP are earned by a recipient one-fifth on each anniversary of the date of the award. Awarded but unearned common shares are held by the RRP trust. A recipient may direct the voting of all common shares awarded to him or her, regardless of whether such common shares have been earned, and will be entitled to receive any dividends or other distributions paid on all awarded but unearned common shares.

CERTAIN TRANSACTIONS

         Potters Bank has made loans to certain of PFC's directors and executive officers, their affiliates and members of their families. All loans to directors and executive officers are made on the same terms as offered to employees in a company-wide benefit program. Loans to all directors and employees, other than commercial and nonowner-occupied residential loans, are made with an interest rate 1% below the interest rate for comparable transactions with other persons, and no document preparation fees are collected. Commercial and nonowner-occupied residential loans are made at market interest rates and on the same terms as offered to the general public.

The following table sets forth certain information regarding loans to executive officers and directors whose indebtedness to Potters Bank exceeded $60,000 at any time during the two year period ended December 31, 1999:

                                                                                                   Largest Balance
                                                                                                    during the two      Balance at
                                                   Loan                                  Rate of      years ended       December 31,
Name                        Position        Origination Date      Collateral            Interest    December 31, 1999      1999
-----------------------------------------------------------------------------------------------------------------------------------

William L. Miller      Director, Chairman         9/15/97      Personal Residence          6.125%      $ 372,656       $356,786
William L. Miller      Director, Chairman         4/30/98   Commercial Real Estate         8.75%         350,000        310,200
William L. Miller      Director, Chairman         9/16/97   Home Equity Line of Credit     8.49%          25,000              0
Edward L. Baumgardner  President, CEO, Director   3/28/97      Personal Residence          6.75%          58,422         53,238
Edward L. Baumgardner  President, CEO, Director   3/31/97   Home Equity Line of Credit     8.49%           5,000              0
Suzanne B. Fitzgerald        Director             5/29/98      Personal Residence          6.375%        100,000         75,817
Suzanne B. Fitzgerald        Director             6/11/98   Home Equity Line of Credit     9.24%          10,835          9,077
Timothy M. O'Hara            Director             3/31/98      Personal Residence          6.375%         69,500         63,766
Timothy M. O'Hara            Director             3/31/98   Home Equity Line of Credit     9.24%          10,000              0
Peter D. Visnic              Director             4/07/98      Personal Residence          6.375%        100,000         93,361
Albert E. Sampson      Senior Vice President     11/15/96      Personal Residence          6.50%          66,089              0
Albert E. Sampson      Senior Vice President      7/27/98      Rental Property             9.375%         97,750         96,360
Albert E. Sampson      Senior Vice President      7/10/98   Home Equity Line of Credit     8.49%          22,871              0
Albert E. Sampson      Senior Vice President     11/15/96   Home Equity Line of Credit     8.50%           9,048          5,099
Stephen A. Beadnell       Vice President          2/28/96      Personal Residence          7.00%          57,024              0
Stephen A. Beadnell       Vice President          9/23/98      Personal Residence          6.00%         142,200        140,001
Stephen A. Beadnell       Vice President          9/23/98  Home Equity Line of Credit      9.24%             339              0

None of the outstanding loans to directors and executive officers involve more than the normal risk of collectibility or present other unfavorable features, and all are current in their payments.

                                  PROPOSAL TWO

                              SELECTION OF AUDITORS

         The Board of Directors has selected Crowe Chizek to act as the auditors of PFC for the current fiscal year and recommends that the shareholders ratify the selection. The firm has audited PFC and Potters Bank since 1993. Management expects that a representative of Crowe Chizek will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS OF PFC RECOMMENDS THAT THE SHAREHOLDERS OF PFC RATIFY THE SELECTION OF THE AUDITORS FOR THE CURRENT FISCAL YEAR. Accordingly the shareholders of PFC will be asked to approve the following resolution at the Annual Meeting:

         RESOLVED, that the selection of Crowe Chizek as the auditors of PFC for the current fiscal year be, and it hereby is, ratified.


                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

         Any proposals of shareholders intended to be included in the proxy statement for the 2001 Annual Meeting of Shareholders of PFC should be sent to PFC by certified mail and must be received by PFC by November 24, 2000. In addition, if a shareholder intends to present a proposal at the 2001 Annual Meeting without including the proposal in the proxy materials related to that meeting, and if the proposal is not received by February 7, 2001, then the proxies designated by the Board of Directors of PFC for the 2001 Annual Meeting of Shareholders of PFC may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

         Management knows of no other business that may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters that may be brought before the Annual Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.


                                            By Order of the Board of Directors





East Liverpool, Ohio
March 13, 2000                              Anne S. Myers, Secretary

[ X ]    PLEASE MARK VOTES
         AS IN THIS EXAMPLE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF POTTERS FINANCIAL CORPORATION

               2000 ANNUAL MEETING OF SHAREHOLDERS APRIL 27, 2000



The undersigned shareholder of Potters Financial Corporation ("PFC") hereby constitutes and appoints William L. Miller and Suzanne B. Fitzgerald, or either one of them, as the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of PFC to be held at the East Liverpool High School Alumni Association Clock Tower and Museum, 216 East Fourth Street, East Liverpool, Ohio, on April 27, 2000, at 10:00 A.M. (the "Annual Meeting") all of the shares of PFC which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:



                                 REVOCABLE PROXY
                          POTTERS FINANCIAL CORPORATION

                             FOR      WITH-    FOR ALL
                                      HOLD     EXCEPT
   1. The election of three  [ ]      [ ]       [  ]
      directors:

      ARTHUR T. DOAK
      TIMOTHY M. O'HARA
      PETER D. VISNIC


     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" ABOVE AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

     ___________________________________________________________________________

                                     FOR      AGAINST        ABSTAIN

2. The ratification of the           [  ]      [  ]           [  ]
   selection of Crowe,
   Chizek and Company LLP
   as the auditors of PFC for
   the current year.

3. In their discretion, upon such other
   business as may properly come before
   the Annual Meeting or any adjournment thereof.

   This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Unless otherwise specified, the shares will be voted FOR Proposals 1 and 2.

  Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators,
  Trustees, Guardians, Attorneys and Agents should give their full titles.



  Please be sure to sign and date               Date
  this Proxy in the box below.

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    Shareholder sign above   Co-holder (if any) sign above

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    DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED

                          POTTERS FINANCIAL CORPORATION


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                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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